Exhibit 99.1

NASDAQ: AXSM Cantor Fitzgerald 2nd Annual Healthcare Conference July 2016 © 2016, Axsome Therapeutics, Inc.

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. © Axsome Therapeutics, Inc. 2

Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create novel therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Candidates and Pipeline • Two differentiated Phase 3-stage assets targeting significant and growing markets: – AXS-02: oral, non-opioid, long-acting, potentially first-in-class therapeutic for chronic pain – AXS-05: novel therapeutic combination with multiple mechanisms for CNS disorders • Phase 3 trials initiated in two indications with AXS-02: CRPS, Knee OA. • Phase 3 trial in TRD initiated with AXS-05. • Novel indications, positive proofs of concept. • Patent protection to 2034. • Worldwide rights. Orphan Designation; Fast Track Granted ant Depression mer’s Disease Abbreviations: BUP = Bupropion; DM = Dextromethorphan; CRPS = Complex Regional Pain Syndrome; OA = Osteoarthritis; BML = Bone Marrow Lesions; SPA = Special Protocol Assessment; CLBP = Chronic Low Back Pain; MC = Modic Changes. © Axsome Therapeutics, Inc. 4 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-02 (disodium zoledronate tetrahydrate) CRPS: U.S. & E.U. Knee OA with BML CLBP with MCs s: SPA Received; Fast Track Granted Initiated Initiated AXS-05 (DM + BUP) Treatment Resist Agitation in Alzhei Initiated AXS-06 Pain

© Axsome Therapeutics, Inc. 5 -02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Complex Regional Pain Syndrome (CRPS) • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs) CRPS image source: Voet C, et al. F1000Reseach. 2014;3:97.

AXS-02 Chronic Pain: Differentiated Therapy AXS-02 Zoledronate Tetrahydrate Disodium Oral Dose Long-acting Targeted Therapy Non-opioid Novel Mechanism © Axsome Therapeutics, Inc. 6 IP Overview • 25 issued patents – protection through 2034. • Drug delivery, pharmacokinetic, composition of matter, and method of use claims. • U.S. Orphan Drug Designation (7 years exclusivity). • E.U. Orphan Medicinal Product Designation (10 years exclusivity, 12 years with PIP).

AXS-02 Chronic Pain: Therapy via Multiple Mechanisms of Action AXS-02 Disodium Zoledronate Tetrahydrate Inhibits bone-resorbing osteoclasts Downregulates acid-sensing* ion channels Reduces pro-inflammatory cytokine production Anti-angiogenic TNFα production.4 IL-6 production.5 IL-8 production.6 Angiogenesis.7 c-FOS expression.2 Decreased bone resorption. Farnesyl pyrophosphate synthase (FPPS).1 ASIC1a expression. ASIC activation.2 TRPV1 activation.2,3 * Acid is a well known cause of pain. 1. Green JR, Rogers MJ. Drug Dev Res. 2002;55:210-24. 2. Nagae M, et al. Bone. 2006;39:1107-15. 3. Abe Y, et al. J Bone Miner Metab. 2015;33:125–134. 4. Wolf AM, et al. Haematologica. 2006;91:1165-71. 5. Derenne S, et al. Bone Miner Res. 1999;14:2048-56. 6. Stathopoulos GT, et al. Am J Respir Crit Care Med. 2008;178:50-9. 7. Misso G, et al. Cancer Biol Ther. 2012;13:1491-500. © Axsome Therapeutics, Inc. 7

AXS-02 Chronic Pain: Lead Indications and Market Potential cases 1. Capello ZJ, et al. J Hand Surg Am. 2012;37:288-296. 2. Krämer HH, et al. Pain. 2014;155:889–895. 3. Parkitny L, et al. Neurology. 2013;80:106-117. 4. Moseley GL, et al. J Pain. 2014;15:16-23. 5. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 6. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 7. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 8. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 9. Järvinen J, et al. Spine: ISSLS Society Meeting Abstracts. Oct. 2011(vol suppl, abstract GP127). 10. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 11. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 12. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 13. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 14. Guermazi A, et al. BMJ. 2012;345:e5339. 15. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 16. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 8 Complex Regional Pain Syndrome (CRPS) • Localized bone resorption.1,2 • Increased pro-inflammatory cytokines.3 80,000 new per year in the U.S.4 Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • BMLs are associated with pain in knee OA.5 • BMLs: Increased bone turnover; Decreased bone mineral density.6,7 7M patients in the U.S.11-14,16 Chronic Low Back Pain (CLBP) with Modic Changes (MCs) • MCs are associated with low back pain.8 • MCs: Increased bone turnover, pro-inflammatory cytokines, vascular density.9,10 1.6M patients in the U.S.11,12,15,16

AXS-02 Chronic Pain: Phase 1 Results and Oral Preference Time (Days) 8 Phase 1 Summary • Oral administration of AXS-02 resulted in rapid absorption of zoledronic acid. • Significant plasma levels attained. • Robust pharmacodynamics (PD) effects. • PD relevant to targeted pain indications. • AXS-02 was well tolerated. 0 4 12 16 0% -50% -100% Patient-stated Preference for Oral vs IV1,2 • Assessed in 6,097 patients treated 3 years with oral or IV bisphosphonates: – Oral: clodronate or ibandronate, daily – IV: zoledronic acid, monthly, then every 6 months • Oral preference at randomization and therapy completion: 76%, 73% respectively. • Potential safety advantage. 80% 60% 40% 20% 0% IV Preference Oral Preference 1. Gralow, et al. J Clin Oncol. 33, 2015 (suppl; abstr 503). 2. Gralow, et al. J Clin Oncol. 32.5, 2014 (suppl; abstr 558). © Axsome Therapeutics, Inc. 9 Change in Osteoclast Activity (Serum CTx) Patient Preference 76% 24% Zoledronic acid IV (1mg) AXS-02 Oral Tablet (Dose A) AXS-02 Oral Tablet (Dose B) AXS-02 Oral Tablet (Dose C)

AXS-02 Chronic Pain: CRPS Overview • Severe, continuous, disabling pain in a limb: – Sensation described as burning, stabbing, grinding, throbbing • Localized bone resorption,1,2 increased pro-inflammatory cytokines.3 • Common pain meds (e.g., NSAIDs, opioids, gabapentin) are considered ineffective.4 • No approved drug = high unmet need. • Phase 3 initiated – interim efficacy analysis anticipated around year-end 2016. • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for CRPS. Bone scan: hands** * Orphan Disease new cases 80,000 per year in the U.S.5 Orphan Designation; Fast Track Granted * Goebel A, Complex regional pain syndrome in adult. Rheumatology (Oxford). 2011;50(10):1739-1750, by permission of Oxford University Press. ** Sampath S, et al. Indian J Nucl Med.2013;Jan-Mar;28(1):11–16. 1. Capello ZJ, et al. J Hand Surg Am. 2012;37:288-296. 2. Krämer HH, et al. Pain. 2014;155:889–895. 3. Parkitny L, et al. Neurology. 2013;80:106-117. 4. Bruehl S. Anesthesiology. 2010;113:713-725. 5. Moseley GL, et al. J Pain. 2014;15:16-23. © Axsome Therapeutics, Inc. 10 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-02 CRPS: U.S. & E.U. Initiated

AXS-02 Chronic Pain: CRPS Preclinical and Clinical Rationale Preclinical: • Well validated CRPS model replicates: Inciting trauma, clinical presentation, natural history, and pathologic changes. • Oral administration of AXS-02: Significant pain and edema reduction; improved weight bearing. Clinical: • Clinical Trials: 5 randomized, double-blind, placebo-controlled trials, with 4 different bisphosphonates.1-5 • Pain reduction: Mean 54% reduction in VAS pain scores (range 33% to 66%) during double-blind phases. • Statistical significance: p<0.0001, p=0.001, p<0.01, p<0.05, p=0.048. • Potency of bisphosphonates: 1/1000 to 1/20 potency of AXS-02.6 AXS-02 Effect in CRPS Model P<0.001 60 40 20 0 -20 -40 -60 -80 -100 1. Adami S. et al. Ann Rheum Dis. 1997;56:201-204. 2. Varenna M. et al. J Rheumatol. 2000;27:1477-1483. 3. Robinson JN, et al. Pain Med. 2004;5:276-280. 4. Manicourt DH, et al. Arthritis Rheum. 2004;50:3690-3697. 5. Varenna M. et al. Rheumatology (Oxford). 2013;52:534-542. 6. Green JR, Rogers MJ. Drug Dev Res. 2002;55:210-224. Pain Edema Weight Bearing © Axsome Therapeutics, Inc. 11 % Change vs. Placebo P=0.03 P<0.001

AXS-02 Chronic Pain: CRPS Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain associated with CRPS type 1. CRPS Treatment Evaluation 1 Study Screening, Baseline Double-blind Phase (12 weeks) (disodium zoledronate tetrahydrate) 12 week follow-up N=190 1:1 randomization • Primary Endpoint: Change in pain intensity from baseline to week 12, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male or female >18 years old, recently diagnosed with CRPS type 1 – Average NRS pain intensity score of >5 • Dosage: Once per week for six weeks; no drug for last six weeks. • Interim analysis: When half of patients have completed double-blind phase. © Axsome Therapeutics, Inc. 12 Placebo Arm B (n=95) AXS-02 Arm A (n=95)

AXS-02 Chronic Pain: Knee OA with BMLs Overview • Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).1 • BMLs are regions of increased bone turnover, and reduced mineral density.2,3 • Zoledronic acid inhibits bone resorption and increases mineral density. • Phase 2 results: Zoledronic acid reduced pain and BML size in patients with knee osteoarthritis. • Phase 3 initiated under Special Protocol Assessment (SPA). • Issued U.S. patents: protection into 2034 – uses of zoledronic acid for knee pain. MRI: knee side view* Femur A P BML Tibia 7M patients in the U.S.4-9 * MRI showing BML in medial tibia from Driban, et al. Arthritis Res Ther. 2013;15:R112. 1. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 2. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 3. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 4. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 7. Guermazi A, et al. BMJ. 2012;345:e5339. 8. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 13 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-02 Knee OA with BML s: SPA Received; Fast Track Granted Initiated

AXS-02 Chronic Pain: Knee OA with BMLs Phase 2 Results Change in Pain Intensity at 6 Mos Change in BML Size at 6 Mos BML at Baseline and Post Zoledronic Acid Treatment Placebo Zoledronic acid Placebo Zoledronic acid 0.0 0.0 Baseline -10.0 -100.0 -20.0 -200.0 6 Months Post Treatment • Randomized, double-blind, placebo-controlled trial (N=59): – Placebo (n=28), zoledronic acid IV (n=31) • Primary endpoints: – Pain intensity measured using 100-mm VAS – BML size on MRI Laslett LL, et al. Ann Rheum Dis. 2012;71:1322-8. MRI images courtesy of Prof. Graeme Jones. © Axsome Therapeutics, Inc. 14 VAS Change BML Area (mm2) Change -8.83 -17.24 P=0.04 -53.1 -164 P=0.02

AXS-02 Chronic Pain: Knee OA with BMLs Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs. Clinical Knee OA Symptom Treatment 1 Study Screening, Baseline Double-blind Phase (24 weeks) Special Protocol Assessment (SPA) received N=346 1:1 randomization • Primary Endpoint: Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male at least 50 years of age or postmenopausal female, with knee OA and BMLs – Moderate or worse knee pain • Dosage: Once per week for six weeks; no drug for remainder of double-blind phase. © Axsome Therapeutics, Inc. 15 Placebo Arm B (n=173) AXS-02 (disodium zoledronate tetrahydrate) Arm A (n=173)

AXS-02 Chronic Pain: CLBP with MCs Overview • Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).1 • Increased bone turnover on bone scan is seen in M1 lesions.2 • Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.3 • Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic. • Phase 2 results: Zoledronic acid reduced pain in patients with CLBP. • Phase 3 initiation planned. • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain. MRI: lumbar side view* M1 A P Disc 1.6M patients in the U.S.4-7 * MRI showing modic type 1 lesions from Luoma K. et al. European Congress of Radiology (ECR). 2014;Poster B-0458. 1. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 2. Järvinen J, et al. Spine: ISSLS Society Meeting Abstracts. Oct. 2011;Volume Suppl, Abstract GP127. 3. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 4. Lawrence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 16 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-02 CLBP with MCs

AXS-02 Chronic Pain: CLBP with MCs Phase 2 Results Change in Pain Intensity at 1 Month NSAID Use at One Year 80% Placebo Zoledronic acid 0.0 60% -1.0 40% 20% -2.0 0% Placebo Zoledronic acid -3.0 • Randomized, double-blind, placebo-controlled trial (N=40): – Placebo (n=20), zoledronic acid IV (n=20) • Primary endpoint: Pain intensity measured using 10-cm VAS. Axsome data on file. © Axsome Therapeutics, Inc. 17 VAS Change % of Patients Using NSAIDs -0.9 -2.2 P=0.049 P=0.02 60% 20%

© Axsome Therapeutics, Inc. 18 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD)

AXS-05 CNS Disorders: Mechanisms of Action Pharmacodynamic Synergy Relevant Indications Related Agents • • Ketamine Memantine (Namenda®) • • Fluvoxamine (Luvox®) Donepezil (Aricept®) • • Duloxetine (Cymbalta®) Venlafaxine (Effexor®) • • • Escitalopram (Lexapro®) Fluoxetine (Prozac®) Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) DM = Dextromethorphan; BUP = Bupropion. Present Relevant © Axsome Therapeutics, Inc. 19 Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Mechanisms of Action and Relevant Indications Pharmacodynamic Synergy Relevant Indications1 Related Agents2 • Memantine (Namenda®) Donepezil (Aricept®) • • Venlafaxine (Effexor®) DM = Dextromethorphan; BUP = Bupropion. Present Relevant 1. Indications listed are associated with the mechanism of action and are not related to either DM or BUP, unless specifically noted. 2. Agents do not contain DM or BUP, unless specifically noted. © Axsome Therapeutics, Inc. 20 • Ketamine • Fluvoxamine (Luvox®) • Duloxetine (Cymbalta®) • Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Novel Therapy for CNS Disorders DM Alone DXO Difficult to achieve potential therapeutic plasma levels. DM DM Rapid metabolism AXS-05 (DM + BUP) Inhibits DM metabolism DXO • • • Pharmacokinetic synergy Potential pharmacodynamic synergy Potential efficacy in CNS disorders DM BUP DM BUP DM concentration increased to therapeutic range DM = Dextromethorphan; DXO = Dextrorphan; BUP = Bupropion. BUP active at CNS receptors • Two Phase 1 trials with AXS-05 completed: – Significant increase in DM plasma levels. • Phase 3 in TRD initiated. © Axsome Therapeutics, Inc. 21 IP Overview • 8 issued patents – protection through 2034.

AXS-05 CNS PH 1 Disorders: Results Dextromethorphan AUC Dextromethorphan Cmax P<0.0001 P<0.0001 1700 160.0 850 80.0 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) Axsome data on file. †DM, Dextromethorphan; BUP, Bupropion. © Axsome Therapeutics, Inc. 22 AUC0-12 ng*hr/mL Cmax ng/mL 3.8 158.1 28 1686

AXS-05 CNS PH 1 Disorders: Results Dextromethorphan AUC Dextromethorphan Cmax P<0.0001 P<0.0001 1700 160.0 850 80.0 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) Dose† AUC0-12 ng*hr/mL Dose† Cmax ng/mL DM 20 mg + Q 10 mg DM 30 mg + Q 10 mg 525 883 DM 20 mg + Q 10 mg DM 30 mg + Q 10 mg 53 85 Axsome data on file. † Nuedexta® NDA 021879, FDA Clinical Pharmacology Review. DM, Dextromethorphan; Q, Quinidine; BUP, Bupropion. © Axsome Therapeutics, Inc. 23 AUC0-12 ng*hr/mL Cmax ng/mL 3.8 158.1 28 1686

AXS-05 CNS Disorders: TRD Overview • Major Depressive Disorder (MDD) is a leading cause of disease burden in the US.4 • 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.2 • Only 1 approved drug for TRD = unmet medical need. • AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic. • DM antidepressant effects demonstrated preclinically and clinically. • Phase 3 initiated. 3M patients in the U.S.1-3 ant Depression 1. Marcus SC, Olfson M. Arch Gen Psychiatry 2010;67:1265-1273. 2. Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917. 3. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. 4. Mathers CD, PLoS Med 2006; 3(11): e442 © Axsome Therapeutics, Inc. 24 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-05 Treatment Resist Initiated

AXS-05 CNS Disorders: TRD Preclinical and Clinical Rationale Preclinical: • DM significantly decreased immobility time in a dose-dependent fashion.1 Clinical: • DM significantly reduces depressive symptoms in a dose-dependent fashion.2 Antidepressant-like Effects of DM in Forced Swim Test in Mice Depressive Symptom Reduction in PBA Patients Treated with DM and Metabolic Inhibitor DM+Q (20/10 mg) DM+Q (30/10 mg) P<0.001 Placebo 120 0.0 -0.6 60 -1.2 0 -1.8 0 1 3 10 30 Dextromethorphan (mg/kg, i.p.) 1. Nguyen L, et al. PLoS One. 2014;Feb 28;9(2):e89985. 2. Pioro EP, et al. Ann Neurol. 2010;68:693-702. © Axsome Therapeutics, Inc. 25 Immobility Time (sec) Change in BDI-II Score P=0.04

AXS-05 CNS Disorders: TRD Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD. 1:1 randomization of inadequate responders Period 2, Double-blind (6 weeks) Period 1, Open-label (6 weeks) N=346 BUP = Bupropion; DM = Dextromethorphan. • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-Asberg Depression Rating Scale (MADRS). • Key Inclusion Criteria: – Male or female 18-65 years old – History of inadequate response to 1 or 2 adequate antidepressant treatments • Dosage: Daily for six weeks. © Axsome Therapeutics, Inc. 26 Bupropion Bupropion AXS-05 (BUP + DM)

AXS-05 CNS Disorders: Agitation in AD Overview • Agitation and aggression seen in approximately 45% of AD patients during 5-year period.3 • Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and caregiver burden.4 • Associated with4,5: – – – Accelerated cognitive decline Earlier nursing home placement Increased mortality 2M patients in the U.S.1,2 • No approved medication = unmet medical need. • Proof of concept: DM plus metabolic inhibitor reduced agitation in AD patients. • Successful FDA written guidance received—Phase 2/3 planned. • IND filing anticipated by end of 2016. mer’s Disease 1. Ryu, SH, et al. Am J Geriatr Psychiatry. 2005;13:976-983. 2. Hebert, LE, et al. Neurology. 2013;80:1778-1783. 3. Steinberg M, et al. Int J Geriatr Psychiatry. 2008;2:170-177. 4. Antonsdottir IM, et al. Expert Opin Pharmacother. 2015;11:1649-1656. 5. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207 © Axsome Therapeutics, Inc. 27 PRODUCT CANDIDATE PRECLINICAL PHASE 1 PHASE 2 PHASE 3 AXS-05 Agitation in Alzhei

AXS-05 CNS Disorders: Agitation in AD Clinical Rationale Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) • Randomized, double-blind, placebo-controlled, two-stage trial. – Placebo (n=93), 30 mg DM + 10 mg quinidine (Q) (n=125), for stage 1. • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 in target therapeutic range. • Potential for additional contribution from bupropion component of AXS-05. Placebo DM+Q 0.0 -1.0 -2.0 -3.0 -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 28 Change in NPI Agitation/Aggression Domain P<0.001

Corporate Our Team Prior positions at Amgen, and Burroughs CFO Group at UBS Diplomat of the American Board of © Axsome Therapeutics, Inc. 29 Management Herriot Tabuteau, MD Founder & CEO • Antecip Capital • HealthCor Randall Kaye, MD CMO • Former CMO of Avanir • 10 years in medical affairs and marketing at Pfizer Robert Niecestro, PhD Head of Regulatory • 11 approved NDAs • 45 approved INDs Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Wellcome Mark Saad Bird Rock Bio, Inc. Former COO of the Global Healthcare Mark Coleman, MD Medical Director National Spine and Pain Centers Anesthesiology Herriot Tabuteau, MD Chairman

Corporate Summary • Two differentiated Phase 3-stage assets: AXS-02, AXS-05. • Three Phase 3 trials in three indications initiated and ongoing. • Additional late-stage trials planned in other indications. • Targeting unmet medical needs. • Potential to change current medical practice. • Mitigated development risk—known chemical entities, established proof of concept. • Significant and growing markets for each product. • Patent protection to 2034. • $44.1 million of cash as of March 31, 2016. • Proven management team. © Axsome Therapeutics, Inc. 30

For more information, please contact Mark Jacobson VP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com